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                                                                    Exhibit 23.1


                       Consent of Independent Accountants


     We consent to the incorporation by reference in the registration statement on Form S-8 of our report dated February 28, 1997 on our audits of the consolidated financial statements of Corcom, Inc. and subsidiaries.


Coopers & Lybrand LLP

Chicago, Illinois
June 9, 1997